UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 25, 2022

Dorman Products, Inc.

(Exact name of Registrant as Specified in Charter)

Pennsylvania	000-18914	23-2078856
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3400 East Walnut Street, Colmar, Pennsylvania 18915

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  (215) 997-1800

                           Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	DORM	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2022 Annual Meeting of Shareholders (“Annual Meeting”) of Dorman Products, Inc. (the “Company”) was held on May 25, 2022. During the Annual Meeting, shareholders were asked to consider and vote upon three proposals: (1) to elect eight directors, each to serve for a term of one year to expire at the next annual meeting of shareholders and until his or her successor has been elected and qualified or until his or her earlier death, resignation or removal; (2) to approve, on an advisory basis, the compensation of the Company’s named executive officers, as described in the Company’s proxy statement distributed in connection with the Annual Meeting; and (3) to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

On the record date of March 24, 2022, there were 31,527,784 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting. For each proposal, the results of the shareholder voting were as follows:

1.

The following nominees were each elected to serve as director for a term of one year to expire at the next annual meeting of shareholders and until his or her successor has been elected and qualified or until his or her earlier death, resignation or removal based upon the following votes:

Nominee	Votes in Favor	Votes Against	Abstain	Broker Non-Votes
Steven L. Berman	27,550,298	608,434	10,216	822,564
Kevin M. Olsen	27,834,655	323,760	10,533	822,564
Lisa M. Bachmann	27,141,773	1,015,276	11,899	822,564
John J. Gavin	27,049,201	1,106,260	13,487	822,564
Richard T. Riley	26,855,365	1,300,099	13,484	822,564
Kelly A. Romano	27,161,754	995,292	11,902	822,564
G. Michael Stakias	26,275,751	1,879,709	13,488	822,564
J. Darrell Thomas	27,970,891	186,063	11,994	822,564
2.	The compensation of the Company’s named executive officers, as described in the proxy statement, was approved on an advisory basis based upon the following votes:

Votes in Favor	Votes Against	Votes Abstained	Broker Non-Votes
27,868,480	290,349	10,119	822,564
3.	The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was ratified based upon the following votes:

Votes in Favor	Votes Against	Votes Abstained
28,071,287	915,148	5,077

Item 8.01	Other Events.

On May 25, 2022, Mr. Richard Riley was appointed Lead Director of the Company’s Board of Directors. Mr. Riley also serves as Chairman of the Audit Committee and he is a member of each of the Compensation Committee and the Corporate Governance and Nominating Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORMAN PRODUCTS, INC.

Date:May 26, 2022	By: /s/ Joseph P. Braun
Name: Joseph P. Braun
Title: Senior Vice President, General Counsel and Secretary